                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                       Amendment To Application Or Report

     Filed pursuant to Section 12, 13 or 15(d) of the Securities
     Exchange Act of 1934.

                           COMMERCIAL INTERTECH CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated May 17, 1994 on Form 8-K as set forth in the pages attached hereto:

Item 5. Other Events
     (a) Disclosure of Negative Goodwill amortization period and explanation of the method used to determine the amount.

     (b)  Disclosure of tax loss carryforward acquired.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          Because Sachsenhydraulik Chemnitz GmbH and its wholly owned subsidiary Hydraulic Rochlitz GmbH, the companies acquired, operated in a different environment, Commercial Intertech Corp. requested and received a letter dated March 28, 1994 from the staff of the Securities and Exchange Commission a waiver to file audited financial statements for periods prior to the consummation of the acquisition. Audited balance sheets as of April 30, 1994 are attached hereto as
          Exhibit 7(a).

     (b)  Pro Forma Financial Information

          Pro Forma Condensed Consolidated Balance Sheet of Commercial Intertech Corp. and Subsidiaries and Sachsenhydraulik Chemnitz GmbH and Subsidiary as of April 30, 1994 are attached hereto as Exhibit 7(b).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   COMMERCIAL INTERTECH CORP.
                                   --------------------------
                                         (Registrant)

Date:     July 15, 1994
     ------------------------
                                   /s/ Philip Winkelstern
                                   --------------------------
                                   Philip N. Winkelstern
                                   Senior Vice President
                                   Chief Financial Officer

Item. 5 - Other Events

      a)  Negative Goodwill (Operating loss indemnification)

          Under the terms of the agreement between Commercial Intertech Corp. ("TEC") and the Treuhandanstalt ("THA"), to acquire Sachsenhydraulik Chemnitz GmbH and its wholly owned subsidiary (Hydraulic Rochlitz GmbH), which are known as ORSTA Hydraulik, Commercial will receive approximately U.S. $31.0 million (51.5 million Deutsche marks) designed as an indemnification of estimated operating losses over a period of two years. The amount of operating loss indemnification available to TEC was adjusted for cash consumed by the ORSTA operations between January 1, 1994, the measurement date, and April 30, 1994, the acquisition date. The remaining indemnification will be amortized over a two year period starting May 1, 1994. The two year indemnification period was negotiated with the THA as part of the Purchase Agreement and was specified accordingly in the Agreement. The operating loss indemnification will be amortized based on estimated operating results of the ORSTA Hydraulik operations as acquired on April 30, 1994. The quarterly amortization value will remain unchanged as actual results are reported and will be translated from Deutsche marks into U.S. dollars at the average exchange rate for the period.


Negative Goodwill Amortization

                                     (in thousands)
      Fiscal Quarters         Deutsche Marks   U.S. Dollars
      ---------------         --------------   ------------
      Third Quarter, 1994         3,297           $1,995
      Fourth Quarter, 1994        7,015            4,245
      First Quarter, 1995         6,855            4,148
      Second Quarter, 1995        6,500            3,934
      Third Quarter, 1995         5,410            3,274
      Fourth Quarter, 1995        4,745            2,871
      First Quarter, 1996         3,745            2,266
      Second Quarter, 1996        1,504              910
                                -------          -------
                      Total      39,071          $23,643
                                =======          =======

      b)    Operating Loss Carryforward

          Tax loss carryforwards were also acquired with the ORSTA Hydraulik operations. The loss carryfowards at April 30, 1994 were 173.9 million Deutsche marks (approximately U.S. $105.2 million). The losses can be carried forward indefinitely.

Item 7. Financial Statements and Exhibits

     a)  Financial Statements of Business Acquired



     Audited Consolidated Balance Sheet And Report of Independent Auditors

                 Sachsenhydraulik Chemnitz GmbH and Subsidiary

                                     As Of
                                 April 30, 1994

SACHSENHYDRAULIK CHEMNITZ GmbH AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET

(000's Omitted)                                       April 30, 1994
                                                      --------------
ASSETS

CURRENT ASSETS
   Cash (including equivalents of $1,807,000). . . . .   $ 11,140
   Notes and accounts receivables. . . . . . . . . . .      7,519
      Less:  Allowance . . . . . . . . . . . . . . . .      2,384
                                                         --------
                                                            5,135

   Inventories . . . . . . . . . . . . . . . . . . . .      4,044
   Prepaid expenses and other current assets . . . . .      1,177
   Current receivable from Treuhandanstalt . . . . . .     21,480
                                                         --------
         TOTAL CURRENT ASSETS. . . . . . . . . . . . .     42,976

NONCURRENT ASSETS
   Restricted assets-capital investment programs by
      Treuhandanstalt. . . . . . . . . . . . . . . . .      5,487
                                                         --------
         TOTAL NONCURRENT ASSETS . . . . . . . . . . .      5,487

PROPERTY, PLANT AND EQUIPMENT
   Property, plant and equipment - cost. . . . . . . .     42,089
   Less:  Allowance for depreciation . . . . . . . . .     21,056
                                                         --------
         NET PROPERTY, PLANT AND EQUIPMENT . . . . . .     21,033
                                                         --------
                                                         $ 69,496
                                                         ========

CURRENT LIABILITIES
   Bank loans. . . . . . . . . . . . . . . . . . . . .   $  1,455
   Accounts payable  . . . . . . . . . . . . . . . . .      4,097
   Accrued payroll and related taxes . . . . . . . . .      2,524
   Accrued expenses. . . . . . . . . . . . . . . . . .      8,905
   Accrued income taxes. . . . . . . . . . . . . . . .          0
   Current portion of long-term debt . . . . . . . . .        973
                                                         --------
         TOTAL CURRENT LIABILITIES . . . . . . . . . .     17,954

LONG-TERM DEBT . . . . . . . . . . . . . . . . . . . .      1,379

SHAREHOLDER EQUITY
   Common stock
     Authorized and issued: one share  . . . . . . . .      5,447
   Capital surplus . . . . . . . . . . . . . . . . . .    144,721
   Retained earnings (deficit) . . . . . . . . . . . .   (100,005)
                                                         --------
         TOTAL SHAREHOLDER EQUITY  . . . . . . . . . .     50,163
                                                         --------
                                                         $ 69,496
                                                         ========

See notes to consolidated balance sheet.

NOTES TO CONSOLIDATED BALANCE SHEET
SACHSENHYDRAULIK CHEMNITZ GmbH AND SUBSIDIARY


Note A - Accounting Policies

Basis of Presentation
- - ---------------------
     The accounts of Sachsenhydraulik Chemnitz GmbH and its wholly owned subsidiary, Hydraulik Rochlitz GmbH (collectively referred to as the "Company") are included in the consolidated balance sheet. The Company is a manufacturer of hydraulic cylinders, piston and gear pumps, and industrial valves and does business as ORSTA Hydraulik. All intercompany accounts have been eliminated.


Subsequent Event
- - ----------------
     Commercial Intertech Corp. acquired the common stock of the Company, effective May 1, 1994, from the Treuhandanstalt ("THA") the regulatory agency of the Federal Republic of Germany responsible for the privatization of former East German state-owned enterprises.


Inventories
- - -----------
     Inventories are stated at the lower of cost or market. Inventories are valued using the weighted average cost method which approximates first-in, first-out.

     Inventories as of April 30, 1994 consisted of the following:

                                   (in thousands)
                                   --------------
             Raw materials             $1,655
             Work in progress           1,817
             Finished goods               572
                                       ------
                                       $4,044
                                       ======

Property and Depreciation
- - -------------------------
     Property, plant and equipment are recorded at cost. Buildings and equipment are depreciated over their useful lives by use of the straight-line method.

     Sachsenhydraulik Chemnitz GmbH and its wholly owned subsidiary were East German entities prior to July 1, 1990. On July 1, 1990, the fixed assets of the Company were revalued based on market value appraisals. These fair value adjustments represented the establishment of the cost basis for former East German companies, as the financial records of former East German companies did not previously reflect Western historical cost accounting principles.

Revenue Recognition
- - -------------------
     Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon shipment of the finished product.


Bank and Cash Equivalents
- - -------------------------
     The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents. The carrying amounts reported in the balance sheet for cash and cash equivalents approximate fair value.


Translation of Foreign Currencies
- - ---------------------------------
    The financial statements are translated in accordance with Financial Accounting Standards Board Statement No. 52. Under this method, all asset and liability accounts are translated into U.S. dollars at the current exchange rate.

Note B - Long-Term Debt

     Long-term debt obligations consist of capital lease agreements with payment through the year 1998. The liability equates to the net present value of the future payments and the anticipated residual value of the assets at the end of the leases. The value of the capitalized assets included in fixed assets is $1,717,000.

Note C - Deferred Tax Asset

     The tax net operating loss carryforward amounts to $105,200,000. The resultant deferred tax assets amount to approximately $46,300,000. Net operating losses may be carried forward indefinitely. However, due to the uncertainty as to the realization of the asset, a 100 percent valuation allowance has been provided.

Note D - Other Current Liabilities

         Accrued payroll and related taxes consist of the following:
         Severance and termination (Social Plan)            $  982
         Payroll tax and insurance                             622
         Other                                                 920
                                                            ------
                                                            $2,524
                                                            ======
         Accrued expenses consist of the following:

         Relocation / rearrangement accruals                $4,164
         Accrued contract losses                             1,659
         Other                                               3,082
                                                            ------
                                                            $8,905
                                                            ======

Note E - Shareholder Equity

     The Company may not pay dividends until the retained earnings deficit is eliminated.

Note F - Receivable From Treuhandanstalt

     The receivable from the Treuhandanstalt is primarily attributable to the pledge of financial aid contained in the purchase agreement. The total amount pledged was approximately $36.0 million (59.0 million Deutsche marks) less amounts consumed by the operations during the four month period ended April 30, 1994. The net amount receivable at April 30 is $27.0 million. This balance will be received in installments over the remainder of 1994 and 1995.

                         Report of Independent Auditors



The Board of Directors and Shareholder
Sachsenhydraulik Chemnitz GmbH
Chemnitz
Federal Republic of Germany

         We have audited the accompanying consolidated balance sheet of Sachsenhydraulik Chemnitz GmbH and subsidiary, as of April 30, 1994. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

         In our opinion, the balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of Sachsenhydraulik Chemnitz GmbH and subsidiary at April 30, 1994 in conformity with United States generally accepted accounting principles.


                                                         /s/Ernst & Young
Leipzig, Germany
June 24, 1994

                        Consent of Independent Auditors



         We consent to the incorporation by reference of our report dated June 24, 1994, with respect to the consolidated balance sheet of Sachsenhydraulik Chemnitz GmbH and subsidiary included in this Current Report on Form 8-K dated July 15, 1994, in the prospectuses contained in the following registration statements:


Registration
  Number                    Description                        Filing Date
- - ------------     -----------------------------------        ---------------
2-66710          Savings and Stock Purchase Plan for
                   Employees of Commercial Shearing,
                   Inc.
                   ---Form S-8 Registration Statement        June 23, 1986

2-62512          Commercial Shearing, Inc. Stock
                   Option and Award Plan of 1985
                   ---Form S-8 and S-3 Registration
                      Statement                              April 24, 1986

33-25795         Non-Qualified Stock Purchase Plan of
                   Commercial Intertech Corp.
                   ---Form S-8 Registration Statement        Nov. 29, 1988

33-29980         Commercial Intertech Corp. Stock Option
                   and Award Plan of 1989 including
                   Pre-Effective Amendment No.1 to
                   Form S-8 Registration Statement
                   filed July 24, 1989                       July 10, 1989

33-43907         Commercial Intertech Corp. Retirement
                   Stock Ownership and Savings Plan
                   ---Form S-8 Registration Statement        Nov. 13, 1991


                                                     /s/Ernst & Young
Leipzig, Germany
July 13, 1994

Exhibit 7. Financial Statements and Exhibits

     (b) Pro Forma Financial Information


                 Pro Forma Condensed Consolidated Balance Sheet


                  Commercial Intertech Corp. And Subsidiaries


                                      and


                 Sachsenhydraulik Chemnitz GmbH And Subsidiary

           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                  Commercial Intertech Corp. and Subsidiaries


        The following pro forma condensed consolidated balance sheet gives effect to the acquisition of Sachsenhydraulik Chemnitz GmbH and Subsidiary by Commercial Intertech Corp., accounted for as a purchase, as of April 30, 1994.

        The pro forma condensed consolidated balance sheet as of April 30, 1994, has been prepared by Commercial Intertech Corp. based upon the audited consolidated balance sheet of Sachsenhydraulik Chemnitz GmbH and Subsidiary included elsewhere herein. The pro forma condensed consolidated balance sheet should be read in conjunction with the audited consolidated balance sheet and notes of Sachsenhydraulik Chemnitz GmbH and Subsidiary and the unaudited condensed consolidated balance sheet of Commercial Intertech Corp. and Subsidiaries.

COMMERCIAL INTERTECH CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
April 30, 1994

(Thousands of dollars)                                            Sachsenhydraulik
                                                        Commercial   Chemnitz
ASSETS                                                  Intertech      GmbH       Adjustments   Consolidated
- - ------                                                  ----------   ---------    -----------   ------------
   CURRENT ASSETS:
      Cash and cash equivalents. . . . . . . . . . .    $  15,001    $  11,140      $      0      $  26,141
      Accounts receivable, less allowance. . . . . .       82,757        5,135             0         87,892
      Inventories. . . . . . . . . . . . . . . . . .       54,122        4,044             0         58,166
      Deferred income tax benefits . . . . . . . . .       13,008            0             0         13,008
      Prepaid expenses . . . . . . . . . . . . . . .        3,698        1,177             0          4,875
      Receivable from Treuhandanstalt. . . . . . . .            0       21,480             0         21,480
                                                        ----------------------------------------------------
                                TOTAL CURRENT ASSETS      168,586       42,976             0        211,562

   PROPERTY, PLANT AND EQUIPMENT
      Land . . . . . . . . . . . . . . . . . . . . .       12,805        5,855        (5,855)        12,805
      Building and equipment . . . . . . . . . . . .      224,508       35,303       (35,303)       224,508
      Construction in progress . . . . . . . . . . .        9,209          931          (931)         9,209
      Less allowance for depreciation. . . . . . . .     (128,268)     (21,056)       21,056       (128,268)
                                                        ----------------------------------------------------
                 TOTAL PROPERTY, PLANT AND EQUIPMENT      118,254       21,033       (21,033)       118,254

   NONCURRENT ASSETS:
      Intangible assets. . . . . . . . . . . . . . .       28,261            0             0         28,261
      Pension assets . . . . . . . . . . . . . . . .       28,185            0             0         28,185
      Other assets . . . . . . . . . . . . . . . . .        3,323            0             0          3,323
      Restricted asset-capital investment program
         by Treuhandanstalt. . . . . . . . . . . . .            0        5,487        (5,487)             0
                                                        ----------------------------------------------------
                             TOTAL NONCURRENT ASSETS       59,769        5,487        (5,487)        59,769

                                                        ----------------------------------------------------
                                        TOTAL ASSETS    $ 346,609    $  69,496      $(26,520)     $ 389,585
                                                        ----------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
- - ------------------------------------
   CURRENT LIABILITIES:
      Bank loans . . . . . . . . . . . . . . . . . .    $  17,353    $   1,455      $      0      $  18,808
      Accounts and notes payable . . . . . . . . . .       67,149       15,526             0         82,675
      Accrued income taxes . . . . . . . . . . . . .       10,165            0             0         10,165
      Dividends payable. . . . . . . . . . . . . . .        2,300            0             0          2,300
      Current portion of long-term debt. . . . . . .        1,554          973             0          2,527
                                                        ----------------------------------------------------
                           TOTAL CURRENT LIABILITIES    $  98,521    $  17,954      $      0      $ 116,475

   NONCURRENT LIABILITIES:
      Long-term debt . . . . . . . . . . . . . . . .       76,978        1,379             0         78,357
      Deferred income taxes. . . . . . . . . . . . .       16,739            0             0         16,739
      Postretirement benefit . . . . . . . . . . . .       20,529            0             0         20,529
      Deferred credit - Operating loss
         indemnification . . . . . . . . . . . . . .            0            0        23,643         23,643
                                                        ---------------------------------------------------
                        TOTAL NONCURRENT LIABILITIES      114,246        1,379        23,643        139,268

   SHAREHOLDERS' EQUITY:
      Preferred stock, no par value:
         Series A. . . . . . . . . . . . . . . . . .            0            0             0              0
         Series B. . . . . . . . . . . . . . . . . .       24,631            0             0         24,631
      Common stock, $1 par value:. . . . . . . . . .       10,107        5,447        (5,447)        10,107
      Capital surplus. . . . . . . . . . . . . . . .       39,973      144,721      (144,721)        39,973
      Retained earnings. . . . . . . . . . . . . . .       79,697     (100,005)      100,005         79,697
      Deferred compensation. . . . . . . . . . . . .      (20,108)           0             0        (20,108)
      Translation adjustment . . . . . . . . . . . .         (458)           0             0           (458)
                                                        ----------------------------------------------------
                                                          133,842       50,163       (50,163)       133,842
                                                        ----------------------------------------------------
            TOTAL LIABILITIES AND
            SHAREHOLDERS' EQUITY                        $ 346,609    $  69,496      $(26,520)     $ 389,585
                                                        ===================================================

Notes To Pro Forma Condensed Consolidated Balance Sheet
   (unaudited)


   a) The following pro forma adjustments are made to eliminate Commercial Intertech Corp's investment in Sachsenhydraulik Chemnitz GmbH, to apply the write-down of fixed assets in accordance with APB Opinion No. 16, and to record the operating loss indemnification as pledged in the purchase agreement.


     Shareholders' Equity                $ 50,163

     Operating loss indemnification       (23,643)

     Fixed Assets                         (21,033)

     Asset in excess of fair value of
     company received - reduction of
     value of pre-existing capital
     investment program                   ( 5,487)